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                                                                    Exhibit 23.2



                         INDEPENDENT AUDITORS' CONSENT

     We consent to the use of our report dated March 24, 2000, except as to notes 5, 7 and 11, which are as of June 29, 2000, included herein and to the reference to our firm under the heading "Experts" in the prospectus.


                                                                    /s/ KPMG LLP

Cleveland, Ohio
June 30, 2000